Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet and consolidated statements of income are based upon the historical consolidated financial statements of SL Industries, Inc. (the “Company”), as adjusted to reflect the sale of RFL Electronics Inc. (“RFL”) to Hubbell Power Systems, Inc. for $20,000,000 in cash, subject to a working capital adjustment. The unaudited pro forma consolidated balance sheet as of September 30, 2014 reflects the pro forma effect as if the RFL disposition had been consummated on that date. The unaudited pro forma consolidated statements of income for the nine months ended September 30, 2014 and the years ended December 31, 2013, December 31, 2012, and December 31, 2011 include the Company’s historical consolidated statements of income, adjusted to reflect the pro forma effect as if the RFL disposition had been consummated on January 1, 2011 (the first day of the Company’s 2011 fiscal year). The historical consolidated financial statements referred to above for the Company were included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and Annual Report on Form 10-K for the year ended December 31, 2013. The accompanying unaudited pro forma consolidated financial information and the historical consolidated financial information presented therein should be read in conjunction with the historical consolidated financial statements and notes thereto for the Company.

The unaudited pro forma consolidated balance sheet and consolidated statements of income include pro forma adjustments which reflect transactions and events that (a) are directly attributable to the sale, (b) are factually supportable and (c) with respect to the statement of income, have a continuing impact on consolidated results. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma consolidated financial statements.

The preparation of this unaudited pro forma consolidated financial information requires management to make estimates and assumptions based upon the information known at that time. The unaudited pro forma consolidated financial information is provided for informational purposes only and is not necessarily indicative of the results of operations that would have occurred if the RFL disposition had occurred on January 1, 2011 or September 30, 2014, as applicable, nor is it necessarily indicative of the Company’s future operating results. The pro forma adjustments are subject to change and are based upon currently available information.

SL INDUSTRIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

(Unaudited)

	September 30, 2014
	Consolidated	Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$11,573,000	$20,000,000	(a)	$31,573,000
Receivables, net	36,072,000	(2,924,000	) (b)	33,148,000
Inventories, net	26,800,000	(1,856,000	) (b)	24,944,000
Other current assets	2,494,000	(117,000	) (b)	2,377,000
Deferred income taxes, net	2,853,000	—		2,853,000

Total current assets	79,792,000	15,103,000		94,895,000

Property, plant and equipment, net	11,401,000	(3,539,000	) (b)	7,862,000
Deferred income taxes, net	9,842,000	(123,000	) (b)	9,719,000
Goodwill	18,033,000	(5,249,000	) (b)	12,784,000
Other intangible assets, net	4,016,000	(106,000	) (b)	3,910,000
Other assets and deferred charges, net	1,361,000	(323,000	) (b)	1,038,000

Total assets	$124,445,000	$5,763,000		$130,208,000

LIABILITIES
Current liabilities:
Short-term borrowings and current portion of long-term debt	$48,000	$(48,000	) (b)	$—
Accounts payable	19,794,000	(1,320,000	) (b)	18,474,000
Accrued income taxes	2,331,000	2,319,000	(b),(c)	4,650,000
Accrued liabilities:				—
Payroll and related costs	5,477,000	(381,000	) (b)	5,096,000
Other	15,019,000	961,000	(b),(d)	15,980,000

Total current liabilities	42,669,000	1,531,000		44,200,000

Long-term debt, less current maturites	152,000	(152,000	) (b)	—
Deferred compensation and supplemental retirement benefits	1,553,000	(183,000	) (b)	1,370,000
Other long-term liabilities	10,768,000	—		10,768,000

Total liabilities	55,142,000	1,196,000		56,338,000

SHAREHOLDERS’ EQUITY
Preferred stock, no par value; authorized, 6,000,000 shares; none issued	—	—		—
Common stock, $.20 par value; authorized, 25,000,000 shares;				—
issued, 6,656,000 and 6,656,000 shares, respectively	1,331,000	—		1,331,000
Capital in excess of par value	22,504,000	—		22,504,000
Retained earnings	71,470,000	4,567,000	(e)	76,037,000
Accumulated other comprehensive (loss), net of tax	(468,000)	—		(468,000)
Treasury stock at cost, 2,512,000 and 2,530,000 shares, respectively	(25,534,000)	—		(25,534,000)

Total shareholders’ equity	69,303,000	4,567,000		73,870,000

Total liabilities and shareholders’ equity	$124,445,000	$5,763,000		$130,208,000

SL INDUSTRIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Nine Months Ended September 30, 2014
	Consolidated	Pro Forma
	Historical	Adjustments		Pro Forma
Net sales	$165,508,000	$14,368,000	(b)	$151,140,000
Cost and expenses:
Cost of products sold	108,813,000	7,117,000	(b)	101,696,000
Engineering and product development	9,805,000	1,363,000	(b)	8,442,000
Selling, general and administrative	28,324,000	4,319,000	(b)	24,005,000
Depreciation and amortization	1,927,000	319,000	(b)	1,608,000
Restructuring charges	463,000	—		463,000

Total cost and expenses	149,332,000	13,118,000		136,214,000

Income from operations	16,176,000	1,250,000		14,926,000
Other income (expense):
Amortization of deferred financing costs	(65,000)	—		(65,000)
Interest income	5,000	—		5,000
Interest expense	(52,000)	(31,000	) (b)	(21,000)
Other gain (loss), net	1,535,000	—		1,535,000

Income from continuing operations before income taxes	17,599,000	1,219,000		16,380,000
Income tax provision	6,259,000	427,000	(f)	5,832,000

Income from continuing operations	11,340,000	792,000		10,548,000
(Loss) from discontinued operations, net of tax	(390,000)	—		(390,000)

Net income	$10,950,000	$792,000		$10,158,000

Basic net income (loss) per common share
Income from continuing operations	$2.74	$0.19		$2.55
(Loss) from discontinued operations, net of tax	(0.09)	—		(0.09)

Net income	$2.65	$0.19		$2.46

Diluted net income (loss) per common share
Income from continuing operations	$2.71	$0.19		$2.52
(Loss) from discontinued operations, net of tax	(0.09)	—		(0.09)

Net income	$2.62	$0.19		$2.43

Shares used in computing basic net income (loss) per common share	4,137,000	4,137,000		4,137,000
Shares used in computing diluted net income (loss) per common share	4,178,000	4,178,000		4,178,000

SL INDUSTRIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Year Ended December 31, 2013
	Consolidated	Pro Forma
	Historical	Adjustments		Pro Forma
Net sales	$204,688,000	$20,030,000	(b)	$184,658,000
Cost and expenses:
Cost of products sold	135,837,000	9,405,000	(b)	126,432,000
Engineering and product development	13,054,000	1,714,000	(b)	11,340,000
Selling, general and administrative	35,425,000	5,839,000	(b)	29,586,000
Depreciation and amortization	2,406,000	396,000	(b)	2,010,000
Goodwill impairment	5,055,000	—		5,055,000

Total cost and expenses	191,777,000	17,354,000		174,423,000

Income from operations	12,911,000	2,676,000		10,235,000
Other income (expense):
Amortization of deferred financing costs	(83,000)	—		(83,000)
Interest income	12,000	—		12,000
Interest expense	(87,000)	(26,000	) (b)	(61,000)
Other gain (loss), net	124,000	202,000	(b)	(78,000)

Income from continuing operations before income taxes	12,877,000	2,852,000		10,025,000
Income tax provision	3,545,000	998,000	(f)	2,547,000

Income from continuing operations	9,332,000	1,854,000		7,478,000
(Loss) from discontinued operations, net of tax	(1,092,000)	—		(1,092,000)

Net income	$8,240,000	$1,854,000		$6,386,000

Basic net income (loss) per common share
Income from continuing operations	$2.25	$0.45		$1.80
(Loss) from discontinued operations, net of tax	(0.26)	—		(0.26)

Net income	$1.99	$0.45		$1.54

Diluted net income (loss) per common share
Income from continuing operations	$2.23	$0.44		$1.79
(Loss) from discontinued operations, net of tax	(0.26)	—		(0.26)

Net income	$1.97	$0.44		$1.53

Shares used in computing basic net income (loss) per common share	4,138,000	4,138,000		4,138,000
Shares used in computing diluted net income (loss) per common share	4,184,000	4,184,000		4,184,000

SL INDUSTRIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Year Ended December 31, 2012
	Consolidated	Pro Forma
	Historical	Adjustments		Pro Forma
Net sales	$200,577,000	$21,202,000	(b)	$179,375,000
Cost and expenses:
Cost of products sold	136,542,000	10,479,000	(b)	126,063,000
Engineering and product development	11,746,000	1,728,000	(b)	10,018,000
Selling, general and administrative	35,820,000	5,750,000	(b)	30,070,000
Depreciation and amortization	2,711,000	415,000	(b)	2,296,000
Restructuring charges	857,000	67,000	(b)	790,000

Total cost and expenses	187,676,000	18,439,000		169,237,000

Income from operations	12,901,000	2,763,000		10,138,000
Other income (expense):
Amortization of deferred financing costs	(138,000)	—		(138,000)
Interest income	5,000	—		5,000
Interest expense	(48,000)	(25,000)	(b)	(23,000)
Other gain (loss), net	302,000	59,000	(b)	243,000

Income from continuing operations before income taxes	13,022,000	2,797,000		10,225,000
Income tax provision	3,665,000	979,000	(f)	2,686,000

Income from continuing operations	9,357,000	1,818,000		7,539,000
(Loss) from discontinued operations, net of tax	(1,580,000)	—		(1,580,000)

Net income	$7,777,000	$1,818,000		$5,959,000

Basic net income (loss) per common share
Income from continuing operations	$2.17	$0.42		$1.75
(Loss) from discontinued operations, net of tax	(0.37)	—		(0.37)

Net income	$1.80	$0.42		$1.38

Diluted net income (loss) per common share
Income from continuing operations	$2.16	$0.42		$1.74
(Loss) from discontinued operations, net of tax	(0.36)	—		(0.36)

Net income	$1.80	$0.42		$1.38

Shares used in computing basic net income (loss) per common share	4,313,000	4,313,000		4,313,000
Shares used in computing diluted net income (loss) per common share	4,330,000	4,330,000		4,330,000

SL INDUSTRIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Year Ended December 31, 2011
	Consolidated	Pro Forma
	Historical	Adjustments		Pro Forma
Net sales	$212,331,000	$22,825,000	(b)	$189,506,000
Cost and expenses:
Cost of products sold	143,420,000	11,704,000	(b)	131,716,000
Engineering and product development	12,820,000	1,553,000	(b)	11,267,000
Selling, general and administrative	34,426,000	5,906,000	(b)	28,520,000
Depreciation and amortization	2,870,000	473,000	(b)	2,397,000
Restructuring charges	261,000	—		261,000

Total cost and expenses	193,797,000	19,636,000		174,161,000

Income from operations	18,534,000	3,189,000		15,345,000
Other income (expense):
Amortization of deferred financing costs	(218,000)	—		(218,000)
Interest income	3,000	—		3,000
Interest expense	(179,000)	(45,000	) (b)	(134,000)
Fire related gain	277,000	—		277,000

Income from continuing operations before income taxes	18,417,000	3,144,000		15,273,000
Income tax provision	5,582,000	1,101,000	(f)	4,481,000

Income from continuing operations	12,835,000	2,043,000		10,792,000
(Loss) from discontinued operations, net of tax	(4,637,000)	—		(4,637,000)

Net income	$8,198,000	$2,043,000		$6,155,000

Basic net income (loss) per common share
Income from continuing operations	$2.83	$0.45		$2.38
(Loss) from discontinued operations, net of tax	(1.02)	—		(1.02)

Net income	$1.81	$0.45		$1.36

Diluted net income (loss) per common share
Income from continuing operations	$2.80	$0.45		$2.36
(Loss) from discontinued operations, net of tax	(1.01)	—		(1.01)

Net income	$1.79	$0.45		$1.35

Shares used in computing basic net income (loss) per common share	4,535,000	4,535,000		4,535,000
Shares used in computing diluted net income (loss) per common share	4,573,000	4,573,000		4,573,000

Basis of Presentation

The unaudited pro forma consolidated balance sheet and consolidated statements of income are based upon the historical consolidated financial statements of the Company, which were included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and Annual Report on Form 10-K for the year ended December 31, 2013. The unaudited pro forma consolidated balance sheet as of September 30, 2014 reflects the pro forma effect as if the disposition of RFL had been consummated on that date. The unaudited pro forma consolidated statements of income for the nine months ended September 30, 2014 and the years ended December 31, 2013, December 31, 2012, and December 31, 2011 include the Company’s historical statements of income, adjusted to reflect the pro forma effect as if the RFL disposition had been consummated on January 1, 2011 (the first day of the Company’s 2011 fiscal year).

Pro Forma Adjustments

(a) To include the pre-tax cash proceeds from the disposition of RFL of $20,000,000 as of September 30, 2014.

(b) To reflect the elimination of assets and liabilities included in the disposition of RFL and historical revenues and expenses.

(c) To reflect accrued income taxes of $2,459,000 related to the estimated pre-tax gain on sale of RFL based on the estimated statutory tax rate.

(d) To reflect a total accrual of $1,365,000 for professional services related to the sale and post-closing adjustments.

(e) To reflect the estimated after-tax effect on retained earnings due to the disposition of RFL.

(f) To reflect the income tax effect resulting from the pro forma effect of the disposition of RFL based upon the estimated statutory tax rate.